Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  125896100





	(1)	Name of Underwriters		Citigroup
						Deutsche Bank Securities
						Goldman, Sachs & Co.
						Wachovia Securities


	(2)	Name of Issuer			CMS ENERGY CORP.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CMS ENERGY CORPORATION

	(4)	Date of Prospectus or First
		Offering			3/30/05

	(5)	Amount of Total Offering	20,000,000 shares

	(6)	Unit Price (cents)		$12.25

	(7)	Underwriting Spread or
		Commission			$0.0428

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$525,978.25

	(16)	Number of Securities Purchased		42,937.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.2147%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				4.2853%

	(20)	Sum of (18 and (19)			4.5000%

	(21)	% of Fund's Total Assets applied
		to purchase				0.3345%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		CITIGROUP GLOBAL MARKETS INC.

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?		Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		Yes





						Comparable
						    (1)

	(1)	Name of Underwriters		Bear, Stearns & Co.
						Sandler O'Neill & Partners, L.P.
						RBC Capital Markets



	(2)	Name of Issuer			Central Pacific Financial Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CENTRAL PACIFIC FINANCIAL CORP.

	(4)	Date of Prospectus or First
		Offering			3/9/05

	(5)	Amount of Total Offering	1,750,000 shares

	(6)	Unit Price (cents)		$34.00

	(7)	Underwriting Spread or
		Commission			$1.7000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Raymond James

	(2)	Name of Issuer			Agree Realty Corporation

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	AGREE REALTY CORPORATION

	(4)	Date of Prospectus or First
		Offering			1/20/05

	(5)	Amount of Total Offering	1,000,000 shares

	(6)	Unit Price (cents)		$28.88

	(7)	Underwriting Spread or
		Commission			$1.4440

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cantor Fitzgerald & Co.
						Hibernia Southcoast Capital
						Oppenheimer & Co.
						Dahlman Rose & Company
						HARRISdirect

	(2)	Name of Issuer			Dryships Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	DRYSHIPS INC.

	(4)	Date of Prospectus or First
		Offering			2/30/05

	(5)	Amount of Total Offering	13,000,000 shares

	(6)	Unit Price (cents)		$18.00

	(7)	Underwriting Spread or
		Commission			$1.0800

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  684010101


	(1)	Name of Underwriters		Goldman, Sachs & Co.
						William Blair & Company
						Raymond James
						Merrill Lynch & Co.
						Sandler O'Neill & Partners, LP

	(2)	Name of Issuer			optionsXpress Holdings Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	OPTIONSXPRESS HOLDINGS

	(4)	Date of Prospectus or First
		Offering			1/26/05

	(5)	Amount of Total Offering	12,000,000 shares

	(6)	Unit Price (cents)		$16.50

	(7)	Underwriting Spread or
		Commission			$1.1550

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date		Not applicable

	(10)	Current Yield		Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$125,779.50

	(16)	Number of Securities Purchased		7,623.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0635%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				1.2156%

	(20)	Sum of (18) and (19)			1.2792%

	(21)	% of Fund's Total Assets applied
		to purchase				0.0794%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		MERRILL LYNCH PIERCE, FENNER & SMITH INC.
				RAYMOND JAMES & ASSOC.
				WILLIAM BLAIR & COMPANY LLC

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?		Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		Yes



						Comparable Securities
							(1)

	(1)	Name of Underwriters		Bear, Stearns & Co.
						Sandler O'Neill & Partners, L.P.
						RBC Capital Markets

	(2)	Name of Issuer			Central Pacific Financial Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CENTRAL PACIFIC FINANCIAL CORP.

	(4)	Date of Prospectus or First
		Offering			3/9/05

	(5)	Amount of Total Offering	1,750,000 shares

	(6)	Unit Price (cents)		$34.00

	(7)	Underwriting Spread or
		Commission			$1.7000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Raymond James

	(2)	Name of Issuer			Agree Realty Corporation

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	AGREE REALTY CORPORATION

	(4)	Date of Prospectus or First
		Offering			1/20/05

	(5)	Amount of Total Offering	1,000,000 shares

	(6)	Unit Price (cents)		$28.88

	(7)	Underwriting Spread or
		Commission			$1.4440

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cantor Fitzgerald & Co.
						Hibernia Southcoast Capital
						Oppenheimer & Co.
						Dahlman Rose & Company
						HARRISdirect

	(2)	Name of Issuer			Dryships Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	DRYSHIPS INC.

	(4)	Date of Prospectus or First
		Offering			2/30/05

	(5)	Amount of Total Offering	13,000,000 shares

	(6)	Unit Price (cents)		$18.00

	(7)	Underwriting Spread or
		Commission			$1.0800

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  G05384105

	(1)	Name of Underwriters		Credit Suisse First Boston
						Goldman, Sachs & Co.
						Morgan Stanley
						Deutsche Bank Securities

	(2)	Name of Issuer			Aspen Insurance Holdings Ltd.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	ASPEN INSURANCE HOLDINGS LTD

	(4)	Date of Prospectus or First
		Offering			3/22/05

	(5)	Amount of Total Offering	6,450,000 shares

	(6)	Unit Price (cents)		$25.00

	(7)	Underwriting Spread or
		Commission			$1.0000

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$305,700.00

	(16)	Number of Securities Purchased		12,228.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.1896%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				3.7794%

	(20)	Sum of (18) and (19)			3.9690%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1923%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		CREDIT SUISSE FIRST BOSTON CORP.
							DOWLING & PARTNERS SECURITIES LLC
							FOX PITT, KELTON LIMITED

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?				Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?	Yes



						Comparable Securities
							(1)

	(1)	Name of Underwriters		Bear, Stearns & Co.
						Sandler O'Neill & Partners, L.P.
						RBC Capital Markets

	(2)	Name of Issuer			Central Pacific Financial Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CENTRAL PACIFIC FINANCIAL CORP.

	(4)	Date of Prospectus or First
		Offering			3/9/05

	(5)	Amount of Total Offering	1,750,000 shares

	(6)	Unit Price (cents)		$34.00

	(7)	Underwriting Spread or
		Commission			$1.7000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(2)

	(1)	Name of Underwriters		Raymond James

	(2)	Name of Issuer			Agree Realty Corporation

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	AGREE REALTY CORPORATION

	(4)	Date of Prospectus or First
		Offering			1/20/05

	(5)	Amount of Total Offering	1,000,000 shares

	(6)	Unit Price (cents)		$28.88

	(7)	Underwriting Spread or
		Commission			$1.4440

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cantor Fitzgerald & Co.
						Hibernia Southcoast Capital
						Oppenheimer & Co.
						Dahlman Rose & Company
						HARRISdirect

	(2)	Name of Issuer			Dryships Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	DRYSHIPS INC.

	(4)	Date of Prospectus or First
		Offering			2/30/05

	(5)	Amount of Total Offering	13,000,000 shares

	(6)	Unit Price (cents)		$18.00

	(7)	Underwriting Spread or
		Commission			$1.0800

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  480829100

	(1)	Name of Underwriters		Credit Suisse First Boston
						Goldman, Sachs & Co.
						Citigroup
						ABN AMRO Rothschild LLC
						William Blair & Company
						CIBC World Markets

	(2)	Name of Issuer			Earle M. Jorgensen Co.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	EARLE M. JORGENSON CO.

	(4)	Date of Prospectus or First
		Offering			4/14/05

	(5)	Amount of Total Offering	17,600,000 shares

	(6)	Unit Price (cents)		$10.00

	(7)	Underwriting Spread or
		Commission			$0.6750

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$760,010.00

	(16)	Number of Securities Purchased		76,001.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.4318%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				8.0909%

	(20)	Sum of (18) and (19)			8.5227%

	(21)	% of Fund's Total Assets applied
		to purchase				0.4981%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		CREDIT SUISSE FIRST BOSTON CORP.

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?		Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?	Yes


						Comparable Securities
							(1)

	(1)	Name of Underwriters		Lehman Brothers

	(2)	Name of Issuer			Schlumberger Limited

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SCHLUMBERGER LIMITED

	(4)	Date of Prospectus or First
		Offering			6/29/05

	(5)	Amount of Total Offering	1,496,247 shares

	(6)	Unit Price (cents)		$75.80

	(7)	Underwriting Spread or
		Commission			$0.5500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Citigroup
						Cochran, Caronia & Co.
						Dowling & Partners Securities, LLC
						Fox-Pitt, Kelton
						Sandler O'Neill & Partners, LP

	(2)	Name of Issuer			National Atlantic Holdings Corporation

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	NATIONAL ATLANTIC HOLDINGS CORP.

	(4)	Date of Prospectus or First
		Offering			4/21/05

	(5)	Amount of Total Offering	6,650,000 shares

	(6)	Unit Price (cents)		$12.00

	(7)	Underwriting Spread or
		Commission			$0.8400

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(3)

	(1)	Name of Underwriters		Credit Suisse First Boston
						Robert W. Baird & Co.
						JPMorgan
						Lehman Brothers

	(2)	Name of Issuer			Commercial Vehicle Group Incorporated

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COMMERCIAL VEHICLE GROUP INCORPORATED

	(4)	Date of Prospectus or First
		Offering			6/30/05

	(5)	Amount of Total Offering	7,808,191 shares

	(6)	Unit Price (cents)		$17.75

	(7)	Underwriting Spread or
		Commission			$0.7988

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  465685105

	(1)	Name of Underwriters		Lehman Brothers
						Credit Suisse First Boston
						Morgan Stanley
						Goldman, Sachs & Co.
						UBS Investment Bank

	(2)	Name of Issuer			ITC Holdings Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	ITC HOLDINGS INC.

	(4)	Date of Prospectus or First
		Offering			7/25/05

	(5)	Amount of Total Offering	12,500,000 shares

	(6)	Unit Price (cents)		$23.00

	(7)	Underwriting Spread or		$1.4380
		Commission

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$165,922.00

	(16)	Number of Securities Purchased		7,214.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0577%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				1.1423%

	(20)	Sum of (18) and (19)			1.2000%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1034%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		LEHMAN BROTHERS INC.

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?				Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?	Yes


						Comparable Securities
							(1)

	(1)	Name of Underwriters		Citigroup
						Merrill Lynch & Co.
						UBS Investment Bank
						Credit Suisse First Boston
						Keybanc Capital Markets
						RBC Capital Markets
						JMP Securities

	(2)	Name of Issuer			Digital Realty Trust

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	DIGITAL REALTY TRUST

	(4)	Date of Prospectus or First
		Offering			7/20/05

	(5)	Amount of Total Offering	5,105,123 shares

	(6)	Unit Price (cents)		$17.80

	(7)	Underwriting Spread or		$0.8900
		Commission

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Lehman Brothers
						Needham & Company
						Piper Jaffrey
						Thomas Weisel Partners LLC

	(2)	Name of Issuer			Hittite Microwave Corporation

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	HITTITE MICROWAVE CORPORATION

	(4)	Date of Prospectus or First
		Offering			7/21/05

	(5)	Amount of Total Offering	4,500,000 shares

	(6)	Unit Price (cents)		$17.00

	(7)	Underwriting Spread or		$1.1900
		Commission

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Citigroup
						Credit Suisse First Boston
						Robert W. Baird & Co.
						William Blair & Company
						Keybanc Capital Markets
						Suntrust Robinson Humphrey

	(2)	Name of Issuer			Heartland Payment Systems, Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	HEARTLAND PAYMENT SYSTEMS, INC.

	(4)	Date of Prospectus or First
		Offering			8/10/05

	(5)	Amount of Total Offering	6,750,000 shares

	(6)	Unit Price (cents)		$18.00

	(7)	Underwriting Spread or		$1.2600
		Commission

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?